UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2025
____________________________________________________________
IBEX Limited
(Exact name of registrant as specified in its charter)
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Bermuda	001-38442	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1717 Pennsylvania Avenue NW, Suite 825
Washington, District of Columbia 20006
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 580-6200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common shares, par value of $0.0001	IBEX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company               ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2025, the Board of Directors (the “Board”) of Ibex Limited (the “Company”) established a formal Nominating Committee (the “Committee”) of the Board. Previously, the Committee’s functions were exclusively performed by independent members of the Board. Both methods are fully compliant with the rules and requirements of the Nasdaq Global Market for nominating board members, which requires director nominations to be performed solely by independent board members, regardless of whether they are acting as a separate committee or as a subset of the Board.

The Committee’s primary responsibilities include identifying and evaluating qualified candidates for election to the Board, selecting and recommending director nominees for election to the Board on an annual basis, developing and recommending criteria for qualified director candidates, and considering committee member qualifications, appointment, and removal. The full scope of the Committee’s responsibilities is reflected in the Charter of the Nominating Committee, which is available under the Governance section of the Company’s website.

The Board also appointed the following independent Directors as members of the Committee: Daniella Ballou-Aares (Chair), Karen Batungbacal, Fiona Beck, Patrick McGinnis, and Mingzhe (JJ) Zhuang. Each member of the Committee has been determined by the Board to meet the independence requirements of Nasdaq’s listing standards and applicable U.S. Securities and Exchange Commission rules.

Upon its formation, the Committee ratified the prior actions taken by the independent board members during the prior year and renominated the slate of director candidates being presented for election at the upcoming annual meeting of the Company on December 5, 2025.

The actions above were taken to address some of the perceived deficiencies in the nominating process expressed by Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC in proxy vote recommendations. The Company believes that these actions fully rectify those concerns.

The newly formed Committee, and the full Board, unanimously recommend a vote “FOR” each of the nominees. If any shareholder previously submitted a proxy for the upcoming annual meeting and would like to change their vote, you may send in a new proxy which will automatically supersede the prior proxy. We urge you to vote “FOR” each of the Board nominees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBEX LIMITED
(Registrant)

Date: November 24, 2025	/s/ Robert Dechant
(Signature)
	Name:	Robert Dechant
	Title:	Chief Executive Officer